UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

SELECTIS HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

8480 E. Orchard Road, Ste. 4900, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-B with respect to the unregistered sales of equity securities by Selectis Health, Inc., a Utah corporation (the “Company”):

a.	Effective January 6, 2022, in connection with the execution of Financial Public Investor Relations Agreement described in Item 8.01 below, the Company granted to Gateway Group, Inc., a California corporation an option to purchase 30,000 shares of common stock of the Company at an exercise price of $6.00 per share (the “Option”). The Option has a cashless exercise provision, is fully vested as of January 6, 2022, and is exercisable for a period of three years.

b.	The Company paid no fees or commissions in connection with the issuance of the Option.

c.	The sale of the Option was undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Sections 4(2) thereunder. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided the investor with disclosure of all aspects of our business, including providing the investor with our reports filed with the Securities and Exchange Commission and other financial, business and corporate information.

ITEM 8.01	OTHER EVENTS

On January 6, 2022 the Company executed a Financial Public Investor Relations Agreement (the “Agreement”) with Gateway Group, Inc., a California corporation (the “Consultant”) to provide non-exclusive consulting services to the Company. The initial term of the Agreement is for twelve (12) months and shall automatically renew every month thereafter unless terminated by either party. As compensation, the Company has agreed to pay to the Consultant a monthly fee of $6,000 and as an additional incentive has granted to the Consultant the Option described above in Item 3.02. A copy of the Agreement is filed herewith as Exhibit 99.1.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Item	Title
99.1	Financial Public Investor Relations Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc.
(Registrant)

Dated: January 11, 2022	/s/ Lance Baller
Lance Baller, CEO